SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):	December 28, 1998


SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

(as depositor under the Pooling and Servicing
Agreement, dated as of September 1, 1998, providing for the issuance of Asset-Backed Floating Rate Certificates, Series 1998-NC6)


SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
(Exact name of registrant as specified in its charter)


              Delaware          	  333-50153      	    13-3439681
(State or Other Jurisdiction	(Commission	        (I.R.S. Employer
of Incorporation)		File Number)	        Identification No.)


Seven World Trade Center
New York, New York					 10048
(Address of Principal Executive Offices)		(Zip Code)



Registrant's telephone number, including area code:	 (212) 783-5659

Item 5.	Other Events

		On December 28, 1998 a scheduled distribution was made from the Trust
		to holders of the Class A Certificates.  The Trustee has caused to be filed
		with the Commission, the Monthly Report dated December 28, 1998.
		The Monthly Report is filed pursuant to and in accordance with
		(1) numerous no-action letters (2) current Commission policy in the area.

		A. 	Monthly Report Information:
			See Exhibit No.1


		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, Part II -
	Items 1,2,4,5 if applicable:  NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

	 Exhibit No.

1. Monthly Distribution Report dated December 28, 1998.


SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
NEW CENTURY ASSET-BACKED FLOATING RATE CERTIFICATES
SERIES 1998-NC6

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:          12/28/98


              Beginning                               Ending
              Certificate                             Certificate
ClassCusip    Balance(1)   Principal Interest  Losses Balance
A    79548KD47207453345.42 1824729.541012125.80  0.00 205628615.88
M-1  79548KD54 20039000.00      0.00 101807.71   0.00 20039000.00
M-2  79548KD62 12588000.00      0.00  66837.81   0.00 12588000.00
M-3  79548KD70  8992000.00      0.00  55162.73   0.00  8992000.00
CE   NA         5138381.39      0.00 796727.33   0.00  5138381.39
P    7955109S9      100.00      0.00  22392.98   0.00      100.00
R-III79548KE20        0.00      0.00      0.00   0.00        0.00
Total         254210826.81 1824729.542055054.36  0.00 252386097.27



           AMOUNTS PER $1,000 UNIT     PASS THROUGH RATES

                                     Ending           Current
                                     Certificate      Pass-Through
ClassPrincipal   Interest  Total     Balance   Losses Interest Rate
A    8.682904     4.816161 13.499064 978.4756550.00000    5.32234%
M-1    0.0000     5.080479  5.080479 1000.000000.00000    5.54234%
M-2    0.0000     5.309645  5.309645 1000.000000.00000    5.79234%
M-3    0.0000     6.134645  6.134645 1000.000000.00000    6.69234%
CE     0.0000   155.054144 155.0541441000.000000.00000    3.76094%
P      0.0000 223929.80000 223929.8001000.000000.00000     NA
R-III  0.0000     0.000000  0.000000   0.00000 0.00000    5.32234%



Section 4.02 (iii.)
MASTER SERVICER COMPENSATION          105921.18
TRUSTEE FEES                            2436.19

Section 4.02 (iv.)
P&I ADVANCES               Total Advances                276534.72
*Note: P&I Advances are made on Mortgage Loans Delinquent as of the Determination Date.

Section 4.02 (v.)
BALANCES AS OF:            28-Dec-98
     Stated Principal Balance of Mortgage Loans       252386097.67
     Stated Principal Balance of REO Properties              0.00

Section 4.02 (vi.)
MORTGAGE LOAN CHARACTERISTICS
     Number of Loans (Beginning)                            3,295
     Aggregate Principal Balance as of the Due Date   254210827.23
     Number of Loans (Ending)                               3,269
     Aggregate Principal Balance as of the Due Date   252386097.67
     Weighted Average Remaining Term to Maturity              327
     Beginning Weighted Average Mortgage Rate            10.10666%

                                     Unpaid           Stated
Section 4.02 (vii.)                  Principal        Principal
DELINQUENCY INFORMATION              Balance   Number Balance
30-59 days delinquent                6415662.20    105 6404271.46
60-89 days delinquent                989485.56      16  986521.44
90 or more days delinquent           102057.14       2  101715.89
Foreclosures                         1020905.67     16 1018990.70
Bankruptcies                         626085.54      10  625614.04


Section 4.02 (viii.)
REO INFORMATION             Loans that became REO properties in the
                            preceding calendar month:
                                     Unpaid    Stated
                                     Principal Principal
                          Loan NumberBalance   Balance


Section 4.02 (ix.)         Total Book Value of REO Properties:
REO BOOK VALUES                                              0.00

Section 4.02 (x.)
PRINCIPAL PREPAYMENTS
              Aggregate Amount of Principal Prepayments
                           Curtailments                   12309.38
                           Payments in Full             1612816.75

              Prepayment Charges                          22392.98
              REO Principal Amortization                      0.00

Section 4.02 (xi.)         Realized Losses that were incurred during the
REALIZED LOSSES            related Prepayment Period:

                           Total Realized Losse  0.00
                           Which Include:
                           Bankruptcy Losses     0.00



Section 4.02 (xii.)
EXTRAORDINARY TRUST FUND EXPENSES
     Extraordinary Trust Fund Expenses withdrawn from the Collection Account or Distribution Account that caused a reduction of the
     Available Distribution Amount:              0.00

Section 4.02 (xiv.)
CERTIFICATE FACTOR                   Certificate
                                     Factor
                           Class A    0.978476
                           Class M-1  1.000000
                           Class M-2  1.000000
                           Class M-3  1.000000
                           Class CE   0.982393

Section 4.02 (xv.)
INTEREST DISTRIBUTION AMOUNTS

                           Interest  Reduction from Allocation of:
                           Carry     Prepayment       Relief Act
              Interest     Forward   Interest         Interest
              Amount       Amount    ShortfallsLosses Shortfalls
     A          1012125.80      0.00      0.00   0.00        0.00
     M-1         101807.71      0.00      0.00   0.00        0.00
     M-2          66837.81      0.00      0.00   0.00        0.00
     M-3          55162.73      0.00      0.00   0.00        0.00
     CE          796727.33        NA      0.00   0.00        0.00
     TOTAL      2032661.38      0.00      0.00   0.00        0.00

Section 4.02 (xvi.)
PREPAYMENT INTEREST SHORTFALLS
Prepayment Interest Shortfalls not covered by Servicer       0.00

Section 4.02 (xvii.)
                         Relief Act Interest Shortfall       0.00

Section 4.02 (xviii.)
              Required Overcollateralized Amount       5138381.39
              Credit Enhancement Percentage              18.52613%

Section 4.02 (xix.)
              Overcollateralization Increase Amount           0.00

Section 4.02 (xx.)
              Overcollateralization Reduction Amount          0.00

Section 4.02 (xxi.)
PASS THROUGH RATE
              Current      Next
              Pass-Through Pass-Through
     Class    Interest RateInterest Rate*
     A             5.32234%  5.90438%
     M-1           5.54234%  6.12438%
     M-2           5.79234%  6.37438%
     M-3           6.69234%  7.27438%
     CE            3.76094%
     P             NA
     R-III         5.32234%
PERFORMANCE MEASURES
              Net Monthly Excess Cash Flow              796727.33

              Delinquency Percentage                      1.08280%

              Stepdown Date Occurrence                NO
              Trigger Event Occurrence                NO


	SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

				SALOMON BROTHERS MORTGAGE
				SECURITIES VII, INC.


				By: /s/ Eve Kaplan
				Name:  Eve Kaplan
				Title:	Vice President
				U.S. Bank National Association


Dated: 	December 31, 1998